UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CREDO PETROLEUM CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREDO PETROLEUM CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held March 26, 2009

You are invited to attend or to be represented by proxy at the Annual Meeting of Shareholders of Credo Petroleum Corporation, a Colorado corporation, to be held at the Brown Palace Hotel, 321 Seventeenth Street, Denver, Colorado, 80202, on March 26, 2009 at 2:30 p.m., MDT, for the purposes set forth below.

1.                        To elect three Class II directors to serve until the 2012 Annual Meeting of Shareholders.

2.                        To ratify the appointment of the Company’s independent registered public accounting firm, Ernst & Young, LLP, for the fiscal year 2009.

3.                        To consider and vote on the reincorporation of the Company from the State of Colorado to the State of Delaware.

4.                        To transact such other business as may properly come before the meeting and at all adjournments thereof.

Shareholders of record at the close of business on February 12, 2009 are entitled to vote at the meeting and at all adjournments thereof.  You are cordially invited to attend the meeting in person.

Credo Petroleum Corporation’s proxy statement is attached.  Financial and other information concerning the Company is contained in the Annual Report to Stockholders for the year ended October 31, 2008.  Pursuant to new rules promulgated by the Securities and Exchange Commission (SEC), we have elected to provide access to the Company’s proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of the proxy material on the Internet.  This proxy statement, the accompanying proxy card and the Company’s 2008 Annual Report to Stockholders are available at the Company’s website at www.credopetroleum.com.  In addition, and in accordance with SEC rules, you may access the proxy statement at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

Your vote is important.  Regardless of whether you expect to attend the meeting in person, please vote your shares via the Internet at www.proxyvote.com, in accordance with the instructions provided on the website, or by completing, dating, signing and returning promptly the enclosed proxy card in the accompanying envelope (which requires no postage if mailed in the United States) in accordance with the instruction on the proxy card.  You may revoke your proxy at any time before it is exercised by delivering written notice of revocation, by substituting a new proxy executed at a later date, or by requesting, in person at the stockholders meeting, that the proxy be returned.

BY ORDER OF THE BOARD OF DIRECTORS

Alford B. Neely
Secretary

February 25, 2009

Denver, Colorado

CREDO PETROLEUM CORPORATION

1801 Broadway, Suite 900, Denver, Colorado 80202

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS, MARCH 26, 2009

GENERAL INFORMATION

Your proxy in the enclosed form is solicited by the Board of Directors of Credo Petroleum Corporation for use at the Annual Meeting of Shareholders to be held on Thursday, March 26, 2009 at 2:30 p.m., MDT, at the Brown Palace Hotel, 321 Seventeenth Street, Denver, Colorado 80202, and at all adjournments thereof.  You may obtain directions to the meeting by contacting us at (303) 297-2200.  These proxy materials were first mailed to shareholders on or about February 25, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on March 26, 2009.

The Company’s Notice, Proxy Statement and Annual Report to Stockholders are available at http://www.credopetroleum.com.

In addition, and in accordance with SEC rules, you may also access the Notice and Proxy Statement and vote via the Internet at http://www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

Only shareholders of record at the close of business on February 12, 2009 will be entitled to vote at the meeting.  On that date, there were 10,363,157 shares of common stock outstanding and entitled to vote, excluding 297,098 shares held in the Company’s treasury.

All shares represented by properly executed, unrevoked proxies timely received in proper form will be voted in accordance with the directions specified thereon.  Any such proxy on which no direction is specified will be voted in favor of the election of the nominees named herein to the Board of Directors, for ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2009 and for the re-incorporation of  the Company under the laws of the State of Delaware.  In addition, all proxies will be voted in accordance with the judgment of the proxy holder with respect to any other matter which may properly come before the meeting.  Any shareholder giving a proxy may revoke that proxy at any time before it is voted at the meeting by executing a later dated proxy, by voting by ballot at the meeting, or by filing an instrument of revocation with the Secretary of the Company prior to the meeting.

The Company’s Annual Report on Form 10-K (the “Annual Report”), which includes audited financial statements, is being mailed to shareholders of the Company simultaneously with this Proxy Statement.  The Annual Report is not part of the Company’s proxy soliciting materials.

VOTING INFORMATION

The $.10 par value common stock of the Company is the only class of capital stock outstanding.  Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on by the shareholders, which vote may be given in person or by proxy.  Cumulative voting is not permitted.  A quorum, being a majority of shares of outstanding common stock, is necessary in order for business to be transacted at the meeting.  Abstentions and broker non-votes represented by submitted proxies will be included in the calculation of the number of the shares present at the meeting for the purposes of determining a quorum.  “Broker non-votes” means shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion.

Proposal One.  Directors are elected by a plurality and the nominees who receive the most votes will be elected.  Proposal One is considered a “routine” matter under NASDAQ rules and, accordingly, brokerage firms and nominees have the authority to vote their customers’ unvoted shares on Proposal One as well as to vote the customers’ shares where the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting of Shareholders.  Abstentions and broker non-votes will not affect the outcome of the vote on Proposal One.

Proposal Two.  To be approved, the ratification of Ernst & Young, LLP, as the Company’s independent public accounting firm must receive the affirmative vote of the majority of the shares of common stock present in person or by proxy at the Annual Meeting of Shareholders and entitled to vote.  Proposal Two is considered a “routine” matter under NASDAQ rules and, accordingly, brokerage firms and nominees have the authority to vote their customers’ unvoted shares on Proposal Two as well as to vote the customers’ shares where the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting of Shareholders.  Abstentions and broker non-votes will not affect the outcome of the vote on Proposal Two.

Proposal Three.  To be approved, the re-incorporation of the Company from the laws of the State of Colorado to the laws of the State of Delaware must receive the affirmative vote of the majority of the outstanding shares of common stock.  Proposal Three is considered a “non routine” matter under NASDAQ rules and, accordingly, brokerage firms and nominees do not have the authority to vote their customers’ unvoted shares on Proposal Three or to vote the customers’ shares if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting of Shareholders.  Abstentions and broker non-votes will have the same effect as a vote against Proposal Three.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The only persons known to own of record or beneficially more than 5% of the Company’s common stock as of February 12, 2009 is set forth below.  As of February 12, 2009 there were 10,363,157 shares of common stock outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Title of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percent Of Class
Common Stock	James T. Huffman (1)
	6919 S. Steele Street
	Centennial, Colorado 80122	748,555	7.1%
Common Stock	Estate of R.K. O’Connell (2)
	P.O. Box 2003
	Casper, Wyoming 82602	556,428	5.3%
Common Stock	RCH Energy Opportunity
	Fund II, LP (3)
	21 Waterway, Suite 200
	The Woodlands, TX 77380	1,150,000	11.1%
Common Stock	RCH Energy Opportunity
	Fund III, LP (3)
	21 Waterway, Suite 200
	The Woodlands, TX 7738	687,000	6.6%

(1)   Mr. Huffman is the Company’s Chief Executive Officer and Chairman of the Board of Directors.  Includes 404,406 shares owned by members of Mr. Huffman’s immediate family and 108,563 shares that are related to options currently exercisable, or exercisable within 60 days of, February 12, 2009.

(2)   Includes 454,445 shares owned by the Estate of Mr. O’Connell and a corporation for which he served on the Board of Directors, and 101,983 shares owned by other family members.

(3)   Robert J. Raymond and RR Advisors, LLC beneficially own the RCH Energy Opportunity Fund II, LP and RCH Energy Opportunity Fund III, LP shares.

The following table, based in part upon information supplied by officers, directors and principal stockholders, sets forth certain information known to the Company with respect to beneficial ownership of the Company’s common stock as of February 12, 2009, by (i) each Named Executive Officer (see “Executive Compensation — Summary Compensation Table”), (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group.  Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.  Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities.

Security Ownership of Management

Title of Class	Name of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percent Of Class
Common Stock	Clarence H. Brown (1) (4)	91,080	0.9%
Common Stock	Oakley Hall (1) (2)	120,000	1.2%
Common Stock	James T. Huffman (1) (3)	748,555	7.1%
Common Stock	Alford B. Neely (1)	10,000	0.1%
Common Stock	H. Leigh Severance (7)	237,000	2.3%
Common Stock	William F. Skewes	70,301	0.7%
Common Stock	Richard B. Stevens (5)	191,104	1.8%
Common Stock	David E. Dennis	0	0.0%
Common Stock	W. Mark Meyer (6)	0	0.0%
Common Stock	John A. Rigas (6)	0	0.0%
Common Stock	All Directors and Officers as a Group (ten persons)	1,468,040	14.2%

(1)   Includes the following shares subject to stock options which are currently exercisable, or exercisable within 60 days of February 12, 2009: Mr. Brown - 29,250 shares; Mr. Hall 20,000 shares; Mr. Huffman - 108,563 shares; Mr. Neely - 10,000 shares.

(2)   Mr. Hall’s shares are held in the name of an entity he controls.

(3)   Includes 404,406 shares owned by members of Mr. Huffman’s immediate family.

(4)   Mr. Brown’s shares are held in the name of a trust, of which he is a beneficiary.

(5)   Mr. Stevens’ shares are held in the name of a trust, of which he is a beneficiary.

(6)   Mr. Meyer and Mr. Rigas are partners in RCH Energy Opportunity Fund II, LP and RCH Energy Opportunity Fund III, LP.  The two funds, combined, hold 1,837,000  shares or 17.7% of the Company’s common stock. Based on Schedule 13D filed on July 14, 2008.  Robert J. Raymond and RR Advisors, LLC are the beneficial owners of the 1,837,000 RCH Energy Opportunity Fund II, LP and RCH Energy Opportunity Fund III, LP shares.

(7)   Mr. Severance was appointed to the Board in November, 2008.

DIRECTORS AND OFFICERS

Election of Directors (Item 1 on Proxy Card)

The Articles of Incorporation, as amended, classify members of the Board of Directors into three classes having staggered terms of three years each.  The Board of Directors consists of eight directors, including seven independent directors, who have particular expertise in areas considered essential to the Company’s business—namely land, petroleum engineering, legal, accounting and investments.  The Board of Directors has affirmatively determined that Clarence H. Brown, Oakley Hall, William F. Skewes, Richard B. Stevens, W. Mark Meyer, John A. Rigas and H. Leigh Severance, who comprise a majority of the Board of Directors, are “independent” directors in accordance with NASDAQ standards.

The directors to be elected to the Board of Directors in Class II at the 2009 Annual Meeting of Shareholders will serve until the 2012 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  Class I and Class III directors will continue to serve until the 2010 and 2011 Annual Meetings of Shareholders, respectively, or until their successors are duly elected and qualified.

The Class II nominees named below are presently members of the Board of Directors.  Unless your proxy contains contrary instructions, it will be voted FOR the nominees.  Should the nominees become unable to serve, which is not anticipated, the proxy will vote for such substitute nominees as recommended by the Board of Directors.  Any vacancy occurring in a class following the election of that class may be filled by the remaining members of the Board of Directors.  A director selected to fill a vacancy in a class will hold office for a term expiring at the Annual Meeting of Shareholders at which the term of that class expires or until a successor is duly elected and qualified.

The following table sets forth certain information with respect to each nominee and each director whose term of office will continue after the meeting.

Information Concerning Director Nominees and Continuing Directors

Name, Age, Position with Company and Term as Director	Business Experience and Directorships in Other Public or Investment Companies
CLASS II - NOMINEES FOR ELECTION AT THE 2009 ANNUAL MEETING WHOSE TERMS WILL EXPIRE AT THE 2012 ANNUAL MEETING

James T. Huffman Age: 61; Chairman of the Board, Chief Executive Officer and Director since 1980	Mr. Huffman was a founder of the Company in 1978 and has been the Chairman of the Board of Directors and Chief Executive Officer of the Company since 1980.

Clarence H. Brown Age: 74; Director since 2000

Mr. Brown has been an independent businessman and oil operator since December of 2000. From 1989 until December of 2000, Mr. Brown was an Executive Vice President, Chief Operating Officer and member of the Board of Directors for Columbus Energy, Inc. Prior to 1989, Mr. Brown was the Chairman of the Board of Directors and Chief Executive Officer of Kimbark Oil and Gas Company.

W. Mark Meyer Age: 46; Director since July 2008

Mr. Meyer has been President, since April of 2007, of RR Advisors, LLC and Principal of RCH Energy Opportunity Fund II, LP and RCH Energy Opportunity Fund III, LP, E&P equity investment funds. From August of 2005 until March of 2007, Mr. Meyer was a Portfolio manager for CastleArk Management. From January of 2001 until July of 2005, Mr. Meyer was Director of Simmons & Company, Int’l and a Senior Equity Research Analyst in the E&P sector.

CLASS I - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2010 ANNUAL MEETING

Oakley Hall Age: 62; Director since 2000	Mr. Hall has been an independent businessman and investor since July of 2000. Previously, Mr. Hall was an audit partner with the accounting firm of PricewaterhouseCoopers.

William F. Skewes Age: 63; Director since 1980	Mr. Skewes has been an attorney in private practice since April of 1988. From 1977 until April 1988, Mr. Skewes was a partner in the Denver law firm of Kelly, Stansfield & O’Donnell.

CLASS III - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2011 ANNUAL MEETING

Richard B. Stevens Age: 79; Director since 1987

Mr. Stevens has been an independent businessman and oil operator since July of 1987. From 1981 to July of 1987, Mr. Stevens was President and a member of the Board of Directors of SECO Energy Corporation.

John A. Rigas Age 45; Director since July 2008

Mr. Rigas has been Vice President, since June of 2007, of RR Advisors, LLC and Partner of RCH Energy Opportunity Fund II, LP and RCH Energy Opportunity Fund III, LP, E&P equity investment funds. From January of 2006 until May of 2007, Mr. Rigas was an independent business development consultant for various oil and gas companies. From April of 2003 until December of 2005, Mr. Rigas was a Principal in Odyssey Energy Capital I, LP, managing a portfolio of oil and gas mezzanine loans.

Pursuant to an equity sale transaction entered into in July, 2008, RCH Energy Opportunity Fund II LP and RCH Energy Opportunity Fund III LP made an investment in the Company and Mr. John A. Rigas and Mr. W. Mark Meyer, nominated by RCH, became directors of the Company.  During the period of service of Messrs. Rigas and Meyer, significant disagreements have arisen between Messrs. Rigas and Meyer and other board members, in particular Mr. Huffman, about a number of issues, primarily involving the strategic direction of the Company and the senior management of the Company.  Mr. Rigas and Mr. Meyer do not believe that Mr. Huffman should continue as a director of the Company and voted against the nomination of Mr. Huffman to continue as a director of the Company.  The remainder of the Board members voted in favor of Mr. Huffman being nominated for reelection as a director of the Company.  A significant majority of directors support Mr. Huffman and the current strategic direction of the Company.

H. Leigh Severance Age 70; Director since November 2008

Mr. Severance has owned Severance Capital Management, a portfolio management company, since 1984.  Prior 1984, Mr. Severance was employed by Cambiar Investors, Inc., an independent Denver-based investment advisory firm.  Previously, he served as portfolio manager of Founder Growth Fund, portfolio manager of J.M. Hartwell and Company, and as a securities analyst for the endowment fund at the University of Rochester.  Mr. Severance was appointed by the Board in November, 2008 to fill an additional Board position.

Information Concerning Other Executive Officers and Significant Employees

In addition to the directors and executive officer listed above, during fiscal year 2008 the following persons have been or are executive officers or significant employees as defined by Securities and Exchange Commission regulations.

Name	Position	Age	Work Experience

Alford B. Neely	Chief Financial Officer and Secretary since July 2008	63

Mr. Neely served as the Company’s Manager of Regulatory Compliance from July 2006 until July 2008, and was the Company’s Vice President and Chief Financial Officer from April 1998 through April 2000. From April 2000 to July 2006, Mr. Neely was a principal in his family’s business, and served as the principal owner and general manager.

David E. Dennis	Chief Financial Officer August 2006 to July 2008 and Secretary January 2007 to July 2008	67

Mr. Dennis has been the owner of Dennis & Company, PC, CPA, since 1989. Previously, he was a partner at Holben, Dennis & Company, PC from 1979 to 1989. Prior to that, he was Director in charge of the Rocky Mountain consulting practice for Coopers and Lybrand (now PricewaterhouseCoopers). He is a member of the American Institute of Certified Public Accountants and the Colorado Society of Certified Public Accountants.

Kenneth J. DeFehr	Manager-Petroleum Engineering since October 1990	59

Prior to joining the Company, from 1982 until 1990, Mr. DeFehr was a Senior Reservoir Engineer for Axem Resources, Inc. Prior to that, Mr. DeFehr was a Reservoir Engineer for Phillips Petroleum Company. Mr. DeFehr is a Registered Professional Engineer.

Torie A. Vandeven	Manager-Geology and Exploration since August 1999	54

Prior to joining the Company, from 1997 to 1998, Ms. Vandeven was a Regional Geologist for Key Production Company. From 1995 to 1997, Ms. Vandeven was a Senior Staff Geologist and from 1998 to 1999 a Regional Exploitation Geologist for Amoco Production Company. Prior to 1995, Ms. Vandeven was a Senior Staff Geologist for Santa Fe Minerals, Inc. Ms. Vandeven is a Certified Petroleum Geologist.

Information Concerning Meetings of the Board of Directors and Board Committees

The Board of Directors met sixteen times during fiscal 2008.  All directors attended more than 75% of Board and committee meetings.  It is Company policy that Board members attend the Annual Meeting of Shareholders unless health, family or other important personal matters prohibit such attendance.  All members of the Board of Directors attended the Company’s 2008 Annual Meeting of Shareholders.

The Board of Directors has an Executive Committee consisting of Messrs. Hall, Huffman and Skewes.  Mr. Hall and Mr. Skewes are “independent” directors in accordance with NASDAQ standards.  The Executive Committee did not meet during fiscal 2008.  There are no Compensation or Nominating Committees because such matters are considered by the entire Board of Directors or by the Executive Committee.  The Directors believe that, due to its size and composition, either the full Board or the Executive Committee is capable and qualified to fulfill the function of a separate Nominating Committee or Compensation Committee.

The Audit Committee of the Board of Directors has three members:  Mr. Hall, a retired CPA; Mr. Brown, a former oil company executive and Mr. Skewes, an attorney in private practice.  The Audit Committee met seven times during fiscal 2008.  Mr. Hall is a retired CPA and is a retired PricewaterhouseCoopers audit partner.  He is Chairman of the Audit Committee and is qualified as an “audit committee financial expert” under the applicable Securities and Exchange

Commission rules.  Mr. Hall, Mr. Brown and Mr. Skewes are “independent” directors in accordance with NASDAQ standards.

Consideration of Director Nominees

Shareholder Nominees

If a shareholder wishes to recommend a nominee for the Board of Directors, the shareholder should write to the Corporate Secretary of the Company at:

CREDO Petroleum Corporation

1801 Broadway, Suite 900

Denver, Colorado  80202

Shareholders should specify the name and address of the nominee and the qualifications of such nominee for membership on the Board of Directors.  All such recommendations will be brought to the attention of the Company’s Board of Directors.

Evaluating Nominees for Director

Nominations for open positions on the Board of Directors may come from a variety of sources including business contacts of current and former directors or officers, the use of a professional search firm selected by the Board of Directors and shareholder nominations.  In evaluating such nominations, the Board of Directors will seek to achieve a balance of knowledge, skills and experience on the Board.  Each nominee will be considered based on the need or desire to fill existing vacancies or expand the size of the Board and otherwise to select nominees that best suit the Company’s needs.

Director Qualifications

Director candidates will be evaluated based on criteria developed by the Board of Directors from time to time for each individual vacancy.  Qualifications that will be considered for all nominees include, but are not limited to:

•      the ability of the prospective nominee to represent the interests of the Company’s  shareholders;

•      the prospective nominee’s personal and professional experience and expertise;

•      the prospective nominee’s standards of integrity, commitment and independence of thought and judgment; and

•      the prospective nominee’s ability to dedicate sufficient time, energy and attention to the performance of his or her duties.

Certain Relationships and Related Transactions

Transactions with Related Persons

Credo Petroleum Corporation, a Colorado corporation (the “Company”), entered into a Company Stock Purchase Agreement (the “Purchase Agreement”) with RCH Energy Opportunity Fund II, LP, a Delaware limited partnership (“Purchaser”) on June 3, 2008, pursuant to which the Company agreed to sell to Purchaser 1,150,000 shares of newly-issued common stock, par value $0.10 per share (the “Stock”), at a price of $14.50 per share in cash.  On July 3, 2008, the Company completed the issuance and sale to Purchaser of the Stock (the “Closing”), and contemporaneously therewith, Messrs. Huffman, Skewes and Stevens, directors of the Company, completed a private sale to Purchaser of 687,000 shares of Stock, also at a price of $14.50 per share, for $6,162,500, $2,784,000 and $1,015,000, respectively.

The Purchase Agreement provides that Purchaser is entitled to designate two directors to serve on the Company’s board of directors for so long as it beneficially owns at least 15% of the outstanding common stock, and one director so long as it beneficially owns at least 10% of the outstanding common stock.  The Purchase Agreement also contains a “standstill” provision that will prohibit Purchaser from acquiring any additional shares of common stock for a period of two years following the closing without the consent of the Company.

Purchaser and the Company entered into a registration rights agreement pursuant to which Purchaser is entitled to require the Company to register its shares of common stock for resale under the Securities Act of 1933 in certain circumstances.

In connection with the transactions contemplated by the Purchase Agreement and effective June 3, 2008, the Company amended its Rights Agreement, dated as of April 11, 1989, as amended (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., in order to exempt the Purchase Agreement, the agreement governing the Secondary Stock Purchase and the related transactions from application of the Rights Agreement.

Review, Approval or Ratification of Transactions with Related Persons

The Board of Directors recognizes that transactions between the Company and certain related persons present a heightened risk of conflicts of interest.  In order to ensure that the Company acts in the best interest of its stockholders, the Board of Directors has delegated the review and approval of related party transactions to the Audit Committee.  Any related party transaction required to be disclosed in accordance with applicable SEC regulations must be reviewed and approved by the Audit Committee.  In reviewing a proposed transaction, the audit committee must (i) satisfy itself that it has been fully informed as to the related party’s relationship and interest and the material facts of the proposed transaction and (ii) consider all of the relevant facts and circumstances available to the committee.  After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders.

Compensation Discussion and Analysis

Overview of Compensation Committee

The Board of Directors (excluding Mr. Huffman with respect to Chief Executive Officer compensation and benefits) acting as the Compensation Committee (the “Compensation Committee”) is responsible for establishing and administering a general compensation policy and program for the Company.  The Compensation Committee possesses powers of administration under the Company’s employee benefit plans, including the stock option plan, key employee retention plan and other employee benefit plans.  Subject to the provisions of those plans, the Compensation Committee determines the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised.

Executive Compensation Philosophy and Objectives

The Compensation Committee is committed to a strong link between business performance and the attainment of strategic goals with the Company’s compensation and benefit programs.  The Company’s compensation policy is designed to support the overall objective of maximizing the return to the Company’s shareholders by:

•      Attracting, developing, rewarding, and retaining highly qualified and productive individuals.

•      Directly aligning compensation to both Company and individual performance.

•      Encouraging executive stock ownership to enhance a mutuality of interest with the Company’s shareholders.

This  policy is intended to provide incentives that promote both the short-term and long-term financial objectives of the Company.  Base salary and performance bonuses are designed to reward achievement of short-term objectives while long-term incentive compensation is intended to encourage executives to focus on the long-term goals of the Company.

Components of Executive Compensation

Base Salary

The Compensation Committee periodically reviews the base salary of each executive officer and certain other significant employees.  The base salary for each of our named executive officers is subjectively determined primarily on the basis of the following factors: experience, personal performance, contribution to our corporate performance, level of responsibility, duties and functions, breadth of knowledge, salary levels in effect for comparable positions within and without our industry and internal base salary comparability considerations.  These base salaries are reviewed annually and may be adjusted in the discretion of the Compensation Committee, based upon the factors discussed in the previous sentence, as well as changes in the duties, responsibilities and functions of the executive officer, general changes in executive compensation, changed economic circumstances affecting the Company, and the Company’s financial performance generally. The relative weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate.

Annual Cash Bonuses and Incentives

Cash bonuses are awarded to executive officers and other significant employees to recognize and reward Company and individual performance.  Performance bonuses to executive officers are subject to the discretion of the Board of Directors and focus on performance criteria including but not limited to:  production volume, reserve replacement, finding costs, internal and external prospect generation, promoting acquisitions, dispositions or other transactions that contribute to the Company’s success and the Company’s overall financial performance.  Bonuses may be awarded at the discretion of the Company’s Chief Executive Officer to other employees whose efforts and performance are judged to merit such bonuses.  The Company anticipates that future annual bonuses, if any, will be determined at the end of each calendar year.  The amount an individual may earn is directly dependent upon the individual’s position, responsibility, and ability to impact the Company’s operating and/or financial success.  External market data is reviewed periodically to determine the competitiveness of the Company’s compensation arrangements for its executive officers and other significant employees.

Long-Term Incentive Compensation

The purpose of the Company’s stock option plan is to provide an incentive to personnel which correlates to the Company’s long-term goal of maximizing shareholder value.  In an effort to tie the Company’s executive officers’ and other significant employees’ long-term economic interests directly to those of the Company’s shareholders, the Company utilizes its stock option plan to encourage the Company’s personnel to own and hold the Company’s stock.  The Company’s stock option plan uses vesting periods to encourage long term affiliation with the Company.

Other Benefits

The executive officers are entitled to the same benefits coverage as other employees of the Company, including health insurance, participation in the Company’s 401(K) plan and the reimbursement of ordinary and reasonable business expenses.  The CEO receives other benefits, as approved by the Board of Directors, as described in the All Other Compensation Table.

The Company does not currently offer any deferred compensation program, supplemental executive retirement plan or any financial planning services for its executive officers.

Mr. Huffman and certain other technical employees receive payments from oil and gas production based on overriding royalty or working interest ownership granted to them periodically by the Company.  In fiscal 2008, such payments to Mr. Huffman totaled $68,700.

Chief Executive Officer

The majority of the Compensation Committee believes Mr. Huffman has done an outstanding job of leading and managing the Company.  During the past five years, the Company has achieved significant annual increases in its production, reserves, revenue and net income.  The Compensation Committee believes that Mr. Huffman has positioned the Company to maintain its growth rate while expanding and diversifying the volume and breadth of the Company’s business in terms of geography, capital requirements, risk and reserve potential.  Based upon the executive compensation criteria discussed above, the performance results of the Company in particular and when compared to compensation levels of chief executive officers for companies of a similar size to the Company, the Compensation Committee believes that Mr. Huffman’s total compensation package ranks at the low end of the compensation scale.  Cash compensation for Mr. Huffman during 2008 consisted of his $200,000 base salary and a cash bonus of $150,000.  Mr. Huffman also received $68,731 in cash payments in 2008 related to overriding royalty and working interest ownership granted to him by the Company.  Although the Compensation Committee did not award Mr. Huffman any equity-based incentives in 2008, it may do so in the future to provide incentive compensation and to further align his financial interests with those of the Company’s shareholders.

Summary Compensation Table

The following table sets forth the annual and long-term compensation received during the Company’s last two fiscal years for services in all capacities by persons acting as the Chief Executive Officer and Chief Financial Officer (the “Named Executive Officers”).  No other executive officer of the Company had annual compensation and/or long-term compensation, which when aggregated, was in excess of $100,000 for the fiscal years ended October 31, 2008 and 2007.

Name and		Salary	Bonus	Stock Option Awards	Non-Equity Incentive Plan Compensation (1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(4)	Total
Principal Position	Year	$	$	$	$	$	$	$
James T. Huffman	2008	$200,000	$150,000	$—	$—	$—	$111,470	$461,470
Chief Executive Officer	2007	$135,000	$100,000	$—	$—	$—	$123,255	$358,255

David E. Dennis(2)	2008	$41,667	$—	$—	$—	$—	$—	$41,667
Chief Financial Officer	2007	$50,000	$—	$—	$—	$—	$—	$50,000

Alford B. Neely(3)	2008	$54,167	$20,000	$19,680			$3,017	$96,864
Chief Financial Officer	2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)   Dollar amount of compensation recognized in 2008 for option awards, as defined under FAS 123R, including costs related to awards granted in previous years.  The discussion of assumptions used in calculating these values can be found in Note 1 of the Notes to Consolidated Financial Statements included in the Company’s Form 10-K for the year ended October 31, 2008.

(2)   Mr. Dennis served as the Company’s Chief Financial Officer from August 2006 to July 2008.

(3)   Mr. Neely served as the Company’s Chief Financial Officer from July 2008.

(4)   For additional information on All Other Compensation, see table below.

The following table provides a detailed breakdown of the amounts for fiscal years 2008 and 2007 under “All Other Compensation” in the Summary Compensation Table:

All Other Compensation

		James T.	David E.	Alford B.
Benefits	Year	Huffman	Dennis	Neely
Company Contributions to 401(k) Retirement Plan	2008	$12,566	$—	$—
	2007	$8,989	$—	$—
Health, Disability & Long Term Care	2008	$13,535	$—	$3,017
Insurance Premiums	2007	$10,800	$—	$—
Life Insurance Premiums	2008	$10,609	$—	$—
	2007	$12,800	$—	$—
Payments on Overriding Royalty Interests	2008	$68,731	$—	$—
	2007	$84,924	$—	$—
Health Club Membership	2008	$2,039	$—	$—
	2007	$1,763	$—	$—
Auto and Other	2008	$3,990	$—	$—
	2007	$3,979	$—	$—
Total All Other Compensation	2008	$111,470	$—	$3,017
	2007	$123,255	$—	$—

Grants of Plan-Based Awards

There were no grants of stock options to Named Executive Officers during the fiscal year ended October 31, 2008.  However, on September 8, 2008 options to purchase 53,706 shares were granted to a Company executive who subsequently resigned and the options were cancelled.

Option Exercised and Stock Vested

There were no option exercises by the Named Executive Officers during fiscal year 2008.

Outstanding Equity Awards at Fiscal Year End(1)

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date
James T. Huffman	108,563	(2)	—		$5.93	6/13/2013
David E. Dennis	—		—		—	—
Alford B. Neely	10,000	(3)	10,000	(3)	$12.78	12/6/2016

(1)                     All option awards were granted under the Company’s Stock Option Plans.  The Company does not grant stock awards.

(2)                     This was a single grant on June 13, 2003, as adjusted for subsequent stock dividends and stock splits.  The grant vested one third on the grant date, one third on each succeeding anniversary of the grant date, and became fully vested on June 13, 2005.

(3)                     This was a single grant of options to purchase 20,000 shares, granted on December 6, 2006.  The grant vests 25% on each anniversary of the grant date and becomes fully vested on December 6, 2010.

Compensation Committee Interlocks and Insider Participation

The entire Board of Directors served as the Company’s Compensation Committee, provided however, that Mr. Huffman did not participate in any discussions or decisions regarding the Chief Executive Officer’s compensation and benefits.  No interlocking relationship exists between the members of the Company’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Compensation of and Agreements with Non-Employee Directors

Non-employee directors receive $2,500 per meeting plus reimbursement for out-of-pocket expenses for each meeting of the Board of Directors (held at the Company’s offices) attended and may be paid $100 per hour for committee meeting attendance or for consulting services provided at the request of the majority of the Board of Directors.

Non-employee directors may also receive director compensation in the form of stock options granted under the Company’s Stock Option Plan.  The option exercise price is the price of the Company’s common stock on the option grant date.  The options typically vest in one-third increments beginning on the date of grant and then on each anniversary thereafter until fully vested.  Except for Mr. Hall, who received a stock option grant of 20,000 shares on December 6, 2006, no stock options have been granted to non-employee directors since June 13, 2003.

During fiscal year 2008, the Directors of the Company received the following compensation for service as a director:

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) (2) (3) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Clarence H. Brown	$20,000	$—	$—	$—	$—	$—	$20,000
Oakley Hall	$22,000	$—	$39,384	$—	$—	$—	$61,384
W. Mark Meyer(4)	$7,500	$—	$—	$—	$—	$—	$7,500
John A. Rigas(4)	$7,500	$—	$—	$—	$—	$—	$7,500
William F. Skewes	$20,000	$—	$—	$—	$—	$—	$20,000
Richard B. Stevens	$15,000	$—	$—	$—	$—	$—	$15,000

TOTAL	$92,000	$—	$39,384	$—	$—	$—	$131,384

(1)                     Stock options granted to non-employee directors typically vest in one-third increments beginning on the date of grant and then on each anniversary thereafter until fully vested.  The fair value of stock options granted was measured as of the date of grant using a Black-Scholes option-pricing model.  Additional information regarding the assumptions used to estimate the fair value of all stock option awards is contained within the Company’s 2008 Annual Report on Form 10-K.

(2)                     Reflects the fiscal year 2008 FASB SFAS 123(R) expense associated with an award of 20,000 stock options granted December 6, 2006.

(3)                     As of October 31, 2008, outstanding option awards to non-employee directors totaled 49,250, all of which are currently exercisable.  The weighted average grant date fair value of outstanding options held by non-employee directors at October 31, 2008 was $3.05 per share, as measured using the Black-Scholes option-pricing model at the date of grant.  Additional information regarding the assumptions used to estimate the fair value of all stock option awards is contained within the Company’s 2008 Annual Report on Form 10-K.

(4)                     Director fees earned by Messrs. Meyer and Rigas are paid 63% to RCH Energy Opportunity Fund II, LP and 37% to RCH Energy Opportunity Fund III, LP.  Messrs Meyer and Rigas receive no director fees directly paid to them.

The Company’s By-laws provide for indemnification of its officers and directors.  The By-laws require the Company to indemnify such officers and directors to the fullest extent permitted by Colorado Law and to advance expenses in connection with certain claims against the officers and directors.

Equity Compensation Plan Information

The Company has two equity incentive compensation plans that have been approved by the stockholders under which shares of the Company’s common stock have been authorized for issuance to directors, officers, employees, advisors and consultants:

•      the 1997 Stock Option Plan, which expired July 29, 2007.  No additional options can be granted under the 1997 Plan. However all outstanding options granted under the 1997 Plan will continue to be governed by the provisions of the 1997 Plan.

•      the 2007 Stock Option Plan approved by the shareholders at the March 22, 2007 Annual Meeting.  1,000,000 shares are authorized for issuance under the 2007 Plan, and 1,000,000 shares remain available for grant.

The following table sets forth information, as of October 31, 2008, with respect to the Company’s compensation plans under which Common Stock is or was authorized for issuance and is outstanding.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Per Share Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plan(s) (c)

Equity compensation plans approved by security holders	232,769	$9.04	1,000,000
Equity compensation plans not approved by security holders	—	—	—

Total	232,769	$9.04	1,000,000

Potential Payments upon Termination of Change in Control

Key Employee Retention Plan

The Company has established a Key Employee Retention Plan (the “Plan”) for certain of its key employees which includes the named chief executive officer.  The purpose of the Plan is to provide a bonus incentive to certain key employees to remain in the employ of the Company during periods when there is a potential for a change in control of the Company.  Employees who are participants in the Plan are entitled to receive qualified payments equal to their current monthly base salary plus the greater of (i) one-twelfth of their prior year bonus or (ii) one-twelfth of the average of their prior three years bonus, times their years of service with the Company, or such greater amount as the Board of Directors may deem appropriate considering the circumstances, in the event that their employment is terminated within two years after a change in control of the Company (a) without “cause” by the new controlling party or (b) for “good reason” by the employee (e.g. an adverse change in the officer’s status after a change in control), each as defined in the Plan.  In addition, all insurance and fringe benefits will be provided for a period equal to the greater of one month of coverage for each year of employment with the Company or 24 months of coverage.

A change in control is defined to include (i) any person or group becomes the beneficial owner, directly or indirectly of 30% or more of the outstanding voting stock of the Company, (ii) the stockholders of the Company approve a merger, combination or consolidation of the Company with any other entity resulting in the voting securities of the Company immediately prior to the transaction representing less than 51% of the merged, combined or consolidated securities, (iii) any transaction (or combination of transactions) is consummated for the sale, disposition or liquidation of at least 50% of the Company’s net assets, or (iv) election of one-third of the members of the Company’s Board of Directors proposed by any party or group nominating directors in opposition to the directors nominated for election by the Company.

The following table presents the amount of compensation payable to Mr. Huffman if the triggering termination event had occurred on the last day of the Company’s most recently completed fiscal year, October 31, 2008.

Name	Salary	Bonus	All Other Compensation(1)	Total
James T. Huffman	$200,000	$150,000	42,700	$397,700

(1)   Excludes payments on overriding royalty interests.

The above amounts represent annual totals which would be paid to Mr. Huffman on a pro-rata monthly basis for a period of 31 months, with the aggregate amount payable to Mr. Huffman under the plan being $1,014,600.  Oil and gas production payments are not governed by the Key Employee Retention Plan.

Compensation Committee Report

The independent members of the Board of Directors, acting as the Compensation Committee, reviewed and discussed the above Compensation Discussion and Analysis with the Company’s management.  Based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

MEMBERS OF THE BOARD OF DIRECTORS ACTING AS THE COMPENSATION COMMITTEE:

Clarence H. Brown

Oakley Hall

W. Mark Meyer

John A. Rigas

William F. Skewes

Richard B. Stevens

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 2 on Proxy Card)

The Board of Directors has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2009.  Representatives of Ernst & Young LLP will be present at the Annual Meeting of Shareholders to make any statement they so desire and will be available to answer appropriate shareholder questions.

In the event this proposal is defeated, the shareholder vote will not be binding on the Company but may be considered by the Audit Committee when it considers selecting other auditors for the next fiscal year.  However, because of the difficulty and expense of making any substitution of auditors after the beginning of the fiscal year, Ernst & Young’s appointment for the 2009 fiscal year will be permitted to stand unless the Audit Committee finds other reasons for making a change.

In the absence of contrary instructions by a shareholder, the shares represented by the proxy will be voted FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered pubic accounting firm for fiscal 2009.

During fiscal year 2008, the Company dismissed Hein & Associates LLP (“Hein”) as the Company’s independent registered public accounting firm and engaged Ernst & Young LLP (“Ernst & Young”) as its new independent registered public accounting firm for the audit of fiscal 2008.  The change in independent public accounting firms was not the result of any disagreement with Hein.

Audit Fees

The aggregate fees billed or expected to be billed for professional services rendered by Ernst & Young LLP for its audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K, its audit of internal controls, and its reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q were $273,000 for fiscal 2008 including $43,000 related to the hedge accounting restatement.

Aggregate fees billed or expected to be billed for professional services rendered by Hein & Associates LLP for its review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and its review of the Company’s Annual Report in Form 10-K were $48,700 in fiscal year 2008, and $248,000 in fiscal year 2007.

Audit-Related Fees

No audit related services were provided in fiscal 2008 or 2007 by either Ernst & Young LLP or Hein & Associates LLP

Tax Fees

Neither Ernst & Young LLP nor Hein & Associates LLP provided tax services to the Company during fiscal 2008 or 2007.

All Other Fees

Neither Ernst & Young LLP nor Hein & Associates LLP provided services during fiscal 2008 or 2007 other than the services described above.

Policies and Procedures for Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and non-audit services expected to be performed by Ernst & Young LLP in any fiscal year.  In addition, the Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services by Ernst & Young LLP, and ensures that the independent registered public accounting firm shall not be engaged to perform the specific non-audit services that are prohibited by law or regulation.  The Audit Committee Chairman must report any such additional pre-approved services at the next scheduled Audit Committee meeting.  There were no hours expended on the Ernst & Young LLP audit of the Company’s most recent financial statements by persons other than Ernst & Young LLP’s full-time, permanent employees.

Audit Committee Report

The responsibilities of the Audit Committee are set forth in the Audit Committee Charter which was revised February 12, 2007 and adopted by the Board of Directors, and was included as an Appendix to the 2007 Proxy Statement.  In the future, the Audit Committee Charter will be included in the Proxy Statement at least once every three years.  The Audit Committee reviews and reassesses the adequacy of its Charter on an annual basis.  The Company’s Audit Committee Charter is posted on the Company’s internet website (www.credopetroleum.com).  In addition, a copy of the Audit Committee Charter can be obtained from the Company, without charge, by written request to the Chief Financial Officer at the Company’s address.

The Audit Committee met seven times during fiscal 2008 and has met twice since fiscal 2008 year-end.  The Audit Committee reviewed and discussed the Company’s audited financial statements for fiscal 2008 with management and the Company’s independent registered public accounting firm, and discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61 as amended.  The

Committee has received from the independent registered public accounting firm appropriate written disclosures regarding their independence as required by Independence Standards Board Standard No. 1  as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with them their independence.  Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended October 31, 2008 be included in the Company’s Annual Report on Form 10-K.

Submitted by the Audit Committee of the Board of Directors

Oakley Hall, Chairman

Clarence H. Brown

William F. Skewes

APPROVE THE COMPANY’S REINCORPORATION UNDER THE LAWS OF

THE STATE OF DELAWARE

(Item 3 on Proxy Card)

REINCORPORATION IN THE STATE OF DELAWARE

General

Credo Petroleum Corporation is a publicly traded independent energy company headquartered in Denver, Colorado.  The Company is engaged in the exploration for and the acquisition, development and marketing of natural gas and crude oil in the Mid-Continent and Rocky Mountain regions.  The Company’s Executive Offices are located at 1801 Broadway, Suite 900, Denver, Colorado 80202; Telephone:  303-297-2200.

The Board of Directors has unanimously approved and recommends that the shareholders approve the reincorporation of Credo from the State of Colorado to the State of Delaware (the “Reincorporation Proposal”).  The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of [           ], 2009 (the “Merger Agreement”), by and between Credo and Credo Petroleum Corporation, a Delaware corporation (“Credo-Delaware”) which is a wholly owned subsidiary of Credo.  The Board of Directors, and the board of directors of Credo-Delaware, have unanimously approved the Merger Agreement.  The Merger Agreement is included as Appendix A to this Proxy Statement.

No Change in Business, Jobs, Physical Location, Etc.

The reincorporation merger will effect a change in the legal domicile of Credo and other changes of a legal nature, the most significant of which are described below under “–Comparison of Shareholder Rights Before and After the Reincorporation.”  However, the reincorporation merger will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Colorado, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger).  The Company name will remain the same and our management, including all directors and officers, will remain the same in connection with the reincorporation merger and will assume identical positions with Credo-Delaware.  None of our subsidiaries will be changing their respective states of organization in connection with the reincorporation merger.  At the effective time of the reincorporation merger, your shares of Credo common stock will be converted into an equal number of shares of Credo-Delaware common stock.

Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws.  The General Corporation Law of the State of Delaware (the “DGCL”) is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Colorado Business Corporation Act (the “CBCA”).  In addition, Delaware has established a specialized court, the Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL.  The Chancery Court has no jurisdiction over criminal or tort cases, and corporate cases are heard by judges, without juries, who typically have many years of experience with corporate issues.  Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively.  By comparison, many states, including Colorado, do not have a specialized judiciary for matters relating to corporate issues.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that no Colorado court has considered.  Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to Credo by allowing our Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Reincorporation from Colorado to Delaware may also make it easier to attract future candidates willing to serve on our Board of Directors, because (i) many such candidates are already familiar with Delaware corporate law from their past business experience and (ii) the CBCA contains limits on the permissible indemnification of directors that are not found in the DGCL.

Finally, the Board of Directors believes that reincorporation from Colorado to Delaware will better enable it to protect the interests of Credo’s shareholders in the event of a hostile takeover attempt.  See “–Anti-Takeover Considerations.”

Credo-Delaware

Credo-Delaware, a wholly owned subsidiary of Credo, was incorporated under the DGCL on [   ], 2009 exclusively for the purpose of merging with Credo.  The address and phone number of Credo-Delaware’s principal office are the same as those of Credo.  Prior to the reincorporation merger, Credo-Delaware will have no material assets or liabilities and will not have carried on any business.  Upon completion of the reincorporation merger, the rights of the shareholders of Credo-Delaware will be governed by the DGCL and the certificate of incorporation, as amended, and bylaws of Credo-Delaware (the “Delaware Certificate of Incorporation” and the “Delaware Bylaws,” respectively).  The Delaware Certificate of Incorporation and the Delaware Bylaws are included as Appendices B and C, respectively, to this Proxy Statement.

The Merger Agreement

The Merger Agreement provides that Credo will merge with and into Credo-Delaware, with Credo-Delaware being the surviving corporation.  Pursuant to the Merger Agreement, Credo-Delaware will assume all assets and liabilities of Credo, including obligations under our existing contracts.  Our existing Board of Directors, including the Directors elected at this meeting, and officers will become the board of directors and officers of Credo-Delaware and our existing subsidiaries will become the subsidiaries of Credo-Delaware.

At the effective time of the reincorporation merger, each outstanding share of Credo’s common stock will automatically be converted into one share of Credo-Delaware common stock and such shares will trade on the NASDAQ Global Market under the symbol “CRED”.  You will not have to exchange your existing stock certificates of Credo for stock certificates of Credo-Delaware.  However, after consummation of the reincorporation merger, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to Credo-Delaware’s transfer agent for cancellation and obtain a new certificate.  The transfer agent for Credo and Credo-Delaware is Computershare Trust Company, 350 Indiana Street, Suite 800, Golden, CO   80401, Telephone: 1-800-962-4284.

Pursuant to the reincorporation merger, Credo-Delaware will assume all of Credo’s obligations under its existing stock incentive plans.  Each award of shares of Credo’s common stock under such plans will be converted into an award of shares of Credo-Delaware common stock on the same terms and conditions as in effect immediately prior to the reincorporation, and each outstanding option to purchase shares of Credo common stock under such plans will be converted into an option to purchase the same number of shares of Credo-Delaware common stock on the same terms and conditions as in effect immediately prior to the reincorporation.  Options and rights granted under Credo’s incentive plans in the future will be for shares of Credo-Delaware common stock.

The Merger Agreement has been approved by the Board of Directors of Credo, by the board of directors of Credo-Delaware and by Credo as the sole shareholder of Credo-Delaware.  Approval of the Reincorporation Proposal by Credo’s stockholders requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast on the proposal.

A vote in favor of the Reincorporation Proposal is a vote to approve the Merger Agreement and the reincorporation merger.  A vote in favor of the Reincorporation Proposal is also a vote in favor of the Delaware Certificate of Incorporation and the Delaware Bylaws.

Pursuant to Section 7-113-102(1.3) of the CBCA, Credo shareholders will not have the right to dissent and demand payment for their shares.

Effective Time

If the Reincorporation Proposal is approved, it is anticipated that the reincorporation merger will become effective at the time set forth in the statement of merger to be filed with the Secretary of State of Colorado and the certificate of merger to be filed with the Secretary of State of Delaware.  However, the Merger Agreement may be terminated and abandoned by action of the Board of Directors at any time prior to the effective time of the reincorporation merger, whether before or after the approval by Credo’s shareholders, if the Board of Directors determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of Credo and its shareholders.

Effect of Not Obtaining the Required Vote for Approval

Approval of the Reincorporation Proposal by Credo’s stockholders requires the affirmative vote of the holders of a majority of all of the outstanding shares entitled to be cast on the proposal.

If the Reincorporation Proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and Credo will continue to be incorporated in Colorado.

Anti-Takeover Considerations

Currently, Credo has in place certain provisions in its certificate of incorporation and bylaws that reduce its vulnerability to hostile takeover attempts, including a staggered Board of Directors, a poison pill, blank check preferred stock and the requirement that certain provisions of the Articles of Incorporation relating to the Board of Directors and limitations on certain business combinations can be amended only with the approval of 80% of the outstanding shares entitled to vote in an election of directors.

Delaware, like Colorado, permits a corporation to take certain actions designed to reduce this vulnerability.  Certain provisions of the Delaware Certificate of Incorporation and Delaware Bylaws have anti-takeover implications.  The Reincorporation Proposal is not being proposed in order to prevent any current or threatened hostile takeover attempt.  To the extent that the Reincorporation may provide greater deterrence to takeover offers and greater defenses against takeovers, the Reincorporation may have the effect of discouraging or defeating future takeover attempts which a substantial number or majority of Credo’s shareholders might wish to accept and which might provide a substantial premium over market prices.  The Board, however, believes that the potential disadvantages of hostile takeover attempts (including the possibility of terms which may be less favorable to all of the shareholders than would be available in a board-approved transaction) are sufficiently great that, on balance, prudent steps to reduce the likelihood of such takeover attempts and to help ensure that the Board has adequate opportunity to fully consider and respond to any takeover attempt and actively negotiate its terms, are in the best interests of the Company and its shareholders.

Comparison of Shareholder Rights Before and After the Reincorporation

Because of differences between the CBCA and the DGCL, as well as differences between Credo’s governing documents before and after the reincorporation, the reincorporation will effect some changes in the rights of Credo’s shareholders.  Summarized below are the most significant differences between the rights of the shareholders of Credo before and after the reincorporation as a result of the differences among the CBCA and the DGCL, the Articles of Incorporation of Credo (the “Colorado Articles of Incorporation”) and the Bylaws of Credo (the “Colorado Bylaws”) and the Delaware Certificate of

Incorporation and the Delaware Bylaws. The summary below is not intended to be relied upon as an exhaustive list of all the differences or a complete description of the differences, and is qualified in its entirety by reference to the CBCA, the Colorado Articles of Incorporation, the Colorado Bylaws, the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.

	Credo	Credo-Delaware
Number of Directors

The Colorado Articles of Incorporation provide that the Board of Directors shall have no fewer than six and no more than twelve members, with the exact number to be determined from time to time by the Board.

The Delaware Certificate of Incorporation provides that the Board of Directors shall have no fewer than five nor more than nine members, and the Delaware Bylaws provide that the exact number will be determined from time to time by the Board.

Removal of Directors

The Colorado Articles of Incorporation provide that any director may be removed by the shareholders without cause, but only with the approval of holders of 80% of the shares entitled to vote in an election of directors.

Under the DGCL and the Delaware Certificate of Incorporation, directors can be removed by shareholders only for cause.

Vacancies on the Board of Directors	Under the Colorado Articles of Incorporation, a vacancy on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors.	Under the Delaware Certificate of Incorporation, a vacancy on the Board of Directors may be filled only by the remaining directors.

Classified Board

The Colorado Articles of Incorporation and the Colorado Bylaws provide for a classified Board of Directors, with each director to serve for three-year terms. The provisions in the Colorado Articles of Incorporation relating to the classification of the Board can be amended only with the approval of holders of 80% of the shares entitled to vote in an election of directors. In addition, under the CBCA, an amendment to a company’s articles of incorporation that is proposed by a holder of 10% or more of the company’s voting shares may be submitted to a shareholder vote without the prior approval of the company’s board of directors.

The Delaware Certificate of Incorporation provides for a classified Board of Directors, with each director to serve for three-year terms. The provisions in the Delaware Certificate of Incorporation relating to the classification of the Board can be amended only with the approval of holders of 66-2/3% of the shares entitled to vote in an election of directors. In addition, under the DGCL, a company’s board of directors must approve a proposed amendment to the company’s certificate of incorporation before it can be submitted to a shareholder vote.

Shareholders’ Power to Call Special Meetings	The CBCA provides that holders of 10% or more of the shares entitled to vote may call a special meeting of a company’s shareholders.

Under the DGCL, special meetings of shareholders may be called by a company’s board of directors or by persons authorized to do so in the company’s certificate of incorporation or bylaws. The Delaware Certificate of Incorporation provides that holders of 10% or more of the shares entitled to vote may call a special meeting of Credo-Delaware’s shareholders.

Shareholder Action by Written Consent

Under the CBCA, shareholders may generally act by written consent only if (i) all shareholders consent to the action or (ii) the articles of incorporation expressly allow non-unanimous action by written

Under the DGCL, shareholders may act by written consent unless the certificate of incorporation provides otherwise. The Delaware Certificate of Incorporation prohibits shareholder action by written

	consent. The Colorado Articles of Incorporation do not provide for non-unanimous action by written consent.	consent.

Notice of Shareholder Nominations for the Board of Directors and other Business Proposed to be Considered at a Shareholders’ Meeting

None of the CBCA, the Colorado Articles of Incorporation or the Colorado Bylaws currently require shareholders to provide advance notice of director nominations or other business they propose to bring before annual meetings of shareholders.

The Delaware Bylaws provide that a shareholder may not propose a nominee for the Board of Directors or present other business for consideration at any meeting of shareholders unless the shareholder satisfies certain notice requirements. Advance notice of any such business must be provided not less than ninety days nor more than one hundred twenty days prior to the date of the meeting, unless public disclosure of the date of the meeting is first made less than one hundred days prior to the date of the meeting, in which case notice by the shareholder must be provided not later than the tenth day following the date on which such public disclosure of the date of the meeting is made. A notice must include specified information concerning, among other things, the business proposed to be conducted, the shareholder making the proposal and, if applicable, the persons nominated to be elected as directors.

Amendment of the Articles/Certificate of Incorporation

Under the CBCA, an amendment to a company’s articles of incorporation that is proposed by a holder of 10% or more of the company’s voting shares may be submitted to a shareholder vote without the prior approval of the company’s board of directors.

Under the DGCL, a company’s board of directors must approve a proposed amendment to the company’s certificate of incorporation before it can be submitted to a shareholder vote. Accordingly, a reincorporation from Colorado to Delaware would give the Board of Directors greater influence over possible changes to the company’s articles/certificate of incorporation, including changes that would affect the feasibility or likelihood of success of a hostile takeover attempt.

Amendment of Bylaws	Under the CBCA, a company’s bylaws may be amended by the shareholders or, subject to certain exceptions, the board of directors.

Under the DGCL, a company’s bylaws may be amended by the shareholders and, if the certificate of incorporation so provides, by the board of directors. The Delaware Certificate of Incorporation provides that the Board of Directors may amend the Delaware Bylaws.

Vote Required to Amend Certain Provisions of the Articles/Certificate of Incorporation

The Colorado Articles of Incorporation provide that provisions of the articles relating to the number of directors, the classification of the Board, removal of directors, vacancies on the Board and limitations on certain business combinations (see “—Business Combination Limitations”) can be

The Delaware Certificate of Incorporation provides that provisions of the certificate relating to the number of directors, the classification of the Board, removal of directors, vacancies on the Board, the exculpation of directors and the indemnification of directors and officers can be amended only with the approval

	amended only with the approval of holders of 80% of the shares entitled to vote in an election of directors.	of the holders of two-thirds of the shares entitled to vote in an election of directors.

Examination of Books and Records

Under the CBCA, any record or beneficial shareholder of Credo, may, upon 5 days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon 5 days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of Board of Directors of Credo, if the shareholder either (i) has been a shareholder for at least 3 months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interest as a shareholder.

Under the DGCL, the inspection rights of the stockholders of Credo-Delaware are the same as under the CBCA, except (i) there is no requirement that a stockholder has been a stockholder for at least 3 months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if Credo-Delaware refuses to permit inspection or does not reply to the demand within 5 business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

Business Combination Limitations

The CBCA does not have any provisions limiting business combination transactions with significant stockholders. However, the Colorado Articles of Incorporation require a “business combination” transaction involving an “interested stockholder” to be approved by the holders of 80% of Credo’s common stock unless certain requirements are satisfied. The Colorado Articles of Incorporation generally define (i) “interested stockholder” as a beneficial owner of 20% or more of Credo’s outstanding common stock and (ii) “business combination” as a merger, sale of assets or other business combination with or involving an interested stockholder. The 80% vote requirement will not apply to a business combination if, among other things, the value of the consideration to be received by Credo’s shareholders in the business combination is at least equal to the highest price paid by the interested stockholder for shares of Credo’s common stock in the two preceding years.

Section 203 of the DGCL imposes a three-year moratorium on certain business combination transactions between a company and an “interested stockholder,” subject to certain exceptions. Section 203 generally defines “interested stockholder” as the beneficial owner of 15% or more of a company’s stock. The moratorium will not apply if, among other things, the business combination is approved by the holders of two-thirds of the company’s voting stock not owned by the interested stockholder.

Shareholders Rights Agreement

Credo is currently party to a Rights Agreement, dated as of April 11, 1989, as amended (the “Existing Rights Agreement”), with Computershare Trust Company, N.A. The rights issued pursuant to the Rights Agreement are designed to impose a significant penalty

Effective simultaneously with the closing of the reincorporation merger, Credo-Delaware will enter into a rights agreement with Computershare Trust Company, N.A. that will be substantively similar to the Rights Agreement except that (i) the rights issued pursuant to the upon any person or group that acquires beneficial ownership of 15% or more of Credo’s outstanding common stock without the prior approval of the Board of Directors. The Rights Agreement will not interfere with any merger or other business combination approved by the Board of Directors. Effective simultaneously with the closing of the reincorporation merger, the Rights Agreement will be terminated.

new agreement will expire 10 years after the closing of the reincorporation merger and (ii) the Existing Rights Agreement contains a provision pursuant to which the rights issued pursuant to the agreement will be automatically redeemed if the holders of a majority of Credo’s stock approve an offer by a third party to acquire all of Credo’s stock (and certain other requirements are met), and the new rights agreement will not have a similar provision.

Indemnification

Under the CBCA and the Colorado Bylaws, Credo may indemnify current and former directors and officers against expenses incurred in any action brought against those persons as a result of their role with Credo if those persons meet a minimum standard of conduct and certain other requirements are satisfied. In addition, Credo may advance to a person potentially eligible for indemnification the expenses incurred in defending such an action if certain requirements are satisfied.

Under the DGCL and the Delaware Certificate of Incorporation, Credo-Delaware is required to indemnify current and former directors and officers against expenses incurred in any action brought against those persons as a result of their role with Credo-Delaware if those persons meet a minimum standard of conduct and certain other requirements are satisfied. In addition, Credo-Delaware will advance to a person potentially eligible for indemnification the expenses incurred in defending such an action if certain requirements are satisfied. The Delaware Certificate of Incorporation sets forth procedural rules relating to claims for indemnification that are generally favorable to a person seeking indemnification from Credo-Delaware.

Franchise Tax	The state of Colorado does not impose any franchise tax on companies incorporated under the CBCA.

The state of Delaware imposes an annual franchise tax on companies incorporated under the DGCL. The current maximum tax is $165,000 per year. Based on Credo-Delaware’s anticipated capitalization, its expected franchise tax for 2009 is $             .

Federal Tax Consequences of the Reincorporation Merger

The following discussion addresses the material federal income tax consequences of the reincorporation merger that are applicable to holders of shares of Credo’s common stock. The discussion does not address all federal income tax consequences that may be relevant to a particular holder of shares of Credo’s common stock, or any foreign, state or local tax considerations. Accordingly, holders of Credo’s common stock are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of the reincorporation merger.

The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. Credo has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the reincorporation merger.

Credo believes that the reincorporation merger and the resulting reincorporation of Credo from Colorado to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly for federal income tax purposes, (i) no gain or loss will be recognized by the holders of Credo’s common stock upon consummation of the reincorporation merger, (ii) the aggregate tax basis of shares of Credo-Delaware common stock received in the reincorporation merger will be the same as the aggregate tax basis of shares of Credo common stock exchanged in the reincorporation merger and (iii) the holding period of the shares of Credo-Delaware common stock received in the reincorporation merger will include the period for which shares of Credo’s common stock were held.

Accounting Treatment of the Reincorporation Merger

The reincorporation merger will be accounted for as a reverse merger whereby, for accounting purposes, Credo will be considered the accounting acquirer and Credo-Delaware will be treated as the successor to the historical operations of Credo. Accordingly, the historical financial statements of Credo, which previously have been reported to the Commission on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of Credo-Delaware.

Regulatory Approval

To Credo’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the reincorporation merger will be the filing of the Statement of Merger with the Secretary of State of Colorado and the filing of the Certificate of Merger with the Secretary of State of Delaware.

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to, among others, its directors, principal executive, financial and accounting officers, and other persons, if any, performing similar functions. The Company’s Code of Ethics is posted on the Company’s Internet website (www.credopetroleum.com).  In addition, a copy of the Code of Ethics can be obtained from the Company, without charge, by written request to the Chief Financial Officer at the Company’s address.

Any amendment to, or waiver under, the Company Code of Ethics will be posted on the Company’s website (www.credopetroleum.com).

MANNER AND EXPENSES OF SOLICITATION

Solicitation of proxies will be by mail. The total expenses of such solicitation will be borne by the Company and will include reimbursement of brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. Solicitation of proxies may be made by telephone or oral communication by regular employees of the Company who will not be directly compensated. In addition, the Company may choose to employ a proxy solicitor. Costs of a proxy solicitor, if any, will be paid by the Company and should not exceed $100,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file initial reports of ownership and reports of changes in ownership of the Company’s common stock with the Securities and Exchange Commission. Such persons are required to furnish the Company with copies of all Section 16(a) forms that they file. Based upon a review of these filings and written representations by such persons, the Company believes that its directors and executive officers were in compliance with all filing requirements pursuant to Section 16(a) during fiscal 2008.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

AND SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any proposal which a shareholder intends to present for consideration and action at the next Annual Meeting of Shareholders must be received in writing by the Company at 1801 Broadway, Suite 900, Denver, Colorado, 80202 no later than October 16, 2009 and must conform to applicable Securities and Exchange Commission rules and regulations. If a shareholder does not seek inclusion of a proposal in the proxy material and submits the proposal outside the process described in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, the proposal must be received by the Company’s Secretary on or before December 31, 2009.  If the proposal is not received by that date, the Board of Directors will be allowed to use its discretionary voting authority as to the proposal when it is raised at the Annual Meeting of Shareholders. Nothing in this paragraph shall be deemed to require the Company to permit presentation of a shareholder proposal, or to include in the Company’s proxy materials relating to the 2010 Annual Meeting of Shareholders, any shareholder proposal that does not meet all of the requirements for presentation or inclusion established by the regulations of the Securities and Exchange Commission in effect at that date.

The Board of Directors attends each Annual Meeting and the individual directors are available to answer appropriate questions. Appropriate questions generally relate to the Board’s responsibility to establish overall policy and direction for the Company, its responsibility to retain and evaluate management, and its responsibilities related to certain functions related to the Audit Committee. Shareholders may send communications to the Board of Directors addressed to the attention of the Chairman of the Executive Committee of the Board of Directors at the Company’s business address. The Chairman of the Executive Committee will log and retain all such communications. Those communications that the Chairman, in his sole judgment, believes are (i) within the scope of the Board of Directors’ responsibility, (ii) credible, and (iii) material, or potentially material, will be presented to the full Board of Directors at its next succeeding regular quarterly meeting. The Board of Directors will then determine, in its sole judgment, whether a response is appropriate.

OTHER MATTERS

The Company does not know of any matters other than the election of directors, the ratification of the Company’s independent registered accounting firm, and approval of the Company’s re-incorporation under the laws of the State of Delaware to be brought before the Annual Meeting of Shareholders. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting of Shareholders, the individuals named in the enclosed proxy will use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

HOUSEHOLDING INFORMATION

The Security and Exchange Commission permits companies and intermediaries (such as brokers and banks) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to those stockholders. This process, which is commonly referred to as “householding”, is intended to reduce the volume of duplicate information stockholders receive and also reduce expenses for companies. While the Company does not utilize householding, some intermediaries may be “householding” our proxy materials and annual report. Once you have received notice from your broker or another intermediary that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you hold your shares through an intermediary that sent a single proxy statement and annual report to multiple stockholders in your household, we will promptly deliver a separate copy of each of these documents to you if you send a written request to us at our address appearing on page one of this proxy statement, to the attention of the Corporate Secretary. If you hold your shares through an intermediary that is utilizing householding and you want to receive separate copies of our annual report and proxy statement in the future, you should contact your bank, broker or other nominee record holder.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated as of                 , 2009, to be effective                       , 2009, is entered into between CREDO Petroleum Corporation, a Colorado corporation (“CREDO” or the “Company”), and CREDO Petroleum Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company (“CREDO Delaware”).

Recitals

WHEREAS, the board of directors of each of the Company and CREDO Delaware deems it advisable, upon the terms and subject to the conditions herein stated, that the Company be merged with and into CREDO Delaware, and that CREDO Delaware be the surviving corporation (the “Reincorporation Merger”); and

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree as follows:

ARTICLE I
THE REINCORPORATION MERGER; EFFECTIVE TIME

1.1                                 The Reincorporation Merger.  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into CREDO Delaware whereupon the separate existence of the Company shall cease.  CREDO Delaware shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware.  The Reincorporation Merger shall have the effects specified in the Delaware General Corporation Law, as amended (the “DGCL”), and in the Colorado Business Corporation Act, as amended (the “CBCA”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company.

1.2                                 Effective Time.  Provided that the condition set forth in Section 5.1 has been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and CREDO Delaware shall cause a Statement of Merger to be executed and filed with the Secretary of State of Colorado (the “Colorado Statement of Merger”) and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the “Delaware Certificate of Merger”).  The Reincorporation Merger shall become effective upon the date and time specified in the Colorado Statement of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II
CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1                                 The Certificate of Incorporation.  The certificate of incorporation of CREDO Delaware in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

2.2                                 The Bylaws.  The bylaws of CREDO Delaware in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III
OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1                                 Officers.  The officers of the Company at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.2                                 Directors.  The directors of the Company at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, each holding office until the next annual meeting of stockholders or until his successor shall have been duly elected or appointed and qualified or until his earlier death, resignation or removal.

ARTICLE IV
EFFECT OF MERGER ON CAPITAL STOCK

4.1                                 Effect of Merger on Capital Stock.  At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, CREDO Delaware or the shareholders of the Company:

(a)                                  Each share of the Company’s common stock issued immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $0.10, of CREDO Delaware (“CREDO Delaware Common Stock”) and all shares of the Company’s common stock shall be cancelled and retired and shall cease to exist.

(b)                                 No shares of Preferred Stock of the Company were issued or outstanding immediately prior to the Effective Time.

(c)                                  Each option, warrant, purchase right or other security of the Company issued and outstanding immediately prior to the Effective Time, if any, shall be converted into and shall be an identical security of the Surviving Corporation.  The same number of shares of CREDO Delaware Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of the Company’s common stock so reserved, including share reserved under the Company’s Stock Option Plans, as of the Effective Time.

4.2                                 Certificates.  At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of the Company’s common stock or options, warrants, purchase rights or other securities of the Company, if any, shall be deemed for all purposes to evidence ownership of and to represent the shares of CREDO Delaware Common Stock, or options, warrants, purchase rights or other securities of CREDO Delaware, if any, as the case may be, into which the shares of the Company’s common stock, or options, warrants, purchase rights or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent.  The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of CREDO Delaware Common Stock, or options, warrants, purchase rights or other securities of CREDO Delaware, if any, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V
CONDITION

5.1                                 Condition to Each Party’s Obligation to Effect the Reincorporation Merger.  The respective obligation of each party hereto to effect the Reincorporation Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by the holders of the Company’s common stock pursuant to the CBCA and the articles of incorporation of the Company.

ARTICLE VI
TERMINATION

6.1                                 Termination.  This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its shareholders.  In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or CREDO Delaware, or any of their respective shareholders, directors or officers.

ARTICLE VII
MISCELLANEOUS AND GENERAL

7.1                                 Modification or Amendment.  Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of the Company’s common stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any term of the certificate of incorporation of the Surviving Corporation to be effected by the merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

7.2                                 Counterparts.  This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

7.3                                 GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

7.4                                 Entire Agreement.  This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

7.5                                 No Third Party Beneficiaries.  This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.6                                 Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

7.7                                 Headings.  The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

CREDO PETROLEUM CORPORATION,
a Colorado corporation

By:
Name: James T. Huffman
Title: Chief Executive Officer

CREDO PETROLEUM CORPORATION,
a Delaware corporation

By:
Name: James T. Huffman
Title: Chief Executive Officer

APPENDIX B

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CREDO PETROLEUM CORPORATION

(a Delaware corporation)

ARTICLE I

NAME

The name of the Company is CREDO Petroleum Corporation.

ARTICLE II

REGISTERED AGENT

The address of the registered office of the Company in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle.  The name of its registered agent at that address is Corporation Trust Company.

ARTICLE III

PURPOSE

The purpose of the Company is to engage in any lawful act or activity for which a Corporation may be organized under the Delaware General Corporation Law (“DGCL”).

ARTICLE IV

CAPITAL STOCK

4.1                                 Common Stock.

(a)                                  The total number of shares of common stock, par value $0.1 per share, that the Company is authorized to issue is 20,000,000.

(b)                                 Each holder of common stock shall be entitled to one vote for each share of common stock held on all matters as to which holders of common stock shall be entitled to vote.  Except for and subject to those preferences, rights, and privileges expressly granted to the holders of all classes of stock at the time outstanding having prior rights, and any series of preferred stock which may from time to time come into existence, and except as may be otherwise provided by the laws of the State of Delaware, the holders of common stock shall have exclusively all other rights of stockholders of the Company, including, but not limited to, (i) the right to receive dividends when, as and if declared by the Board of Directors out of assets lawfully available therefore, and (ii) in the event of any distribution of assets upon the dissolution and liquidation of the Company, the right to receive ratably and equally all of the assets of the Company remaining after the payment to the holders of preferred stock of the specific amounts, if any, which they are entitled to receive as may be provided herein or pursuant hereto.

4.2                                 Preferred Stock.

(a)                                  The total number of shares of preferred stock, par value $0.1 per share, that the Company is authorized to issue is 5,000,000.

(b)                                 The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of preferred stock in one or more series, with such voting powers, full or limited, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, subject to the limitations prescribed by law and in accordance with the provisions hereof, including but not limited to the following:

(1)                                  The designation of the series and the number of shares to constitute the series.

(2)                                  The dividend rate of the series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or noncumulative.

(3)                                  Whether the shares of the series shall be subject to redemption by the corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption.

(4)                                  The terms and amount of any sinking fund provided for the purchase or redemption of the shares of the series.

(5)                                  Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange.

(6)                                  The extent, if any, to which the holders of the shares of the series shall be entitled to vote with respect to the election of directors or otherwise.

(7)                                  The restrictions, if any, on the issue or reissue of any additional preferred stock.

(8)                                  The rights of the holders of the shares of the series upon the dissolution, liquidation, or winding up of the corporation.

ARTICLE V

DIRECTORS

5.1                                 Authority, Number and Election of Directors.  The affairs of the Company shall be conducted by the Board of Directors.  The number of directors of the Company shall be fixed from time to time in the manner provided in the bylaws of the Company and may be increased or decreased from time to time in the manner provided in the bylaws; provided, however, that, except as otherwise provided in this Article 5, the number of directors shall not be less than five or more than nine.  Election of directors need not be by written ballot except and to the extent provided in the bylaws.  The directors shall be divided into three classes designated as Class I, Class II and Class III.  Each class shall consist, as nearly as may be possible, of one-third of the number of directors constituting the entire Board of Directors.  Initial class assignments shall be determined by the Board of Directors.  At each annual meeting of stockholders, successors to the directors whose terms expired at that annual meeting shall be elected for a three-year term.  If the number of director’s changes, any increase or decrease shall be apportioned among the classes such that the number of directors in each class shall remain as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director.  A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and qualified, subject, however, to such director’s prior death, resignation, retirement, disqualification or removal from office.

In the event the holders of any class or series of preferred stock shall be entitled, by a separate class vote, to elect directors as may be specified pursuant to Article 4, then the provisions of such class or series of stock with respect to their rights shall apply.  The number of directors that may be elected by the holders of any such class or series of preferred stock shall be in addition to the number fixed pursuant to the preceding paragraph of this Article 5.

5.2                                 Removal.  Subject to any rights of the holders of any series of preferred stock, a director may be removed from office by the stockholders prior to the expiration of his or her term of office only for cause.

5.3                                 Quorum.  A quorum of the Board of Directors for the transaction of business shall not consist of less than a majority of the total number of directors, except as otherwise may be provided in this Certificate of Incorporation or in the bylaws with respect to filling vacancies.

5.4                                 Newly Created Directorships and Vacancies.  Except as otherwise fixed pursuant to the rights of the holders of any class or series of preferred stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, or by a sole remaining director, even though less than a quorum of the Board of Directors.  Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the new directorship which was created or in which the vacancy occurred and until such director’s successor shall have been elected and qualified.

ARTICLE VI

BYLAWS

Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend and rescind any or all of the bylaws of the Company.

ARTICLE VII

STOCKHOLDERS

7.1                                 Meetings.  Meetings of stockholders may be held within or without the State of Delaware, as determined by the Board of Directors.  Each meeting of stockholders will be held on the date and at the time and place determined by the Board of Directors.

7.2                                 Special Meetings.  Special meetings of stockholders may be called by the chief executive officer, the Board of Directors or the holders of ten percent (10%) or more of the shares entitled to vote at such meeting.  Any request by a stockholder for a special meeting shall state the purpose or purposes of the proposed meeting, in accordance with the requirements of the Bylaws, and shall include all of the information required by the Bylaws.  Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

7.3                                 Action by Written Consent.  Action required or permitted to be taken by stockholders at any annual or special meeting of stockholders may be taken only at such a meeting and not by written consent.

ARTICLE VIII

VOTING REQUIREMENT

Notwithstanding any other provisions of this Certificate of Incorporation or of the bylaws (and notwithstanding the fact that a lesser percentage may be otherwise specified by law, this Certificate of Incorporation or the bylaws), the affirmative vote of the holders of not less than sixty six and two-thirds percent (66-2/3%) of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors (considered for this purpose as one class), shall be required to amend or repeal or adopt any provisions inconsistent with Articles 5, 8, 9 or 10 of this Certificate of Incorporation.

ARTICLE IX

LIABILITY OF OFFICERS AND DIRECTORS

9.1                                 General.  A director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended.

9.2                                 Amendment.  No amendment, modification or repeal of this Article 9, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article 9, shall adversely affect any right or protection of a director that exists at the time of such amendment, modification or repeal.

ARTICLE X

INDEMNIFICATION

10.1                           General.  The Company shall indemnify to the fullest extent permitted by and in the manner permissible under the DGCL, as amended from time to time (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), any person made, or threatened to be made, a party to any threatened, pending or completed action, suit, or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that such person (a) is or was a director or officer of the Company or any predecessor of the Company or (b) served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, employee or agent at the request of the Company or any predecessor of the Company; provided, however, that except as provided in Section 10.4, the Company shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized in advance by the Board of Directors.

10.2                           Advancement of Expenses.  The right to indemnification conferred in this Article 10 shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Company within twenty days after the receipt by the Company of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Company of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined by a final judicial decision from which there is no right of appeal that such director or officer is not entitled to be indemnified under this Article 10 or otherwise.

10.3                           Procedure for Indemnification.  To obtain indemnification under this Article 10, a claimant shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification.  Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 10.3, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (a) if requested by the claimant or if there are no Disinterested Directors (as hereinafter defined), by Independent Counsel (as hereinafter defined), or (b) by a majority vote of the Disinterested Directors, even though less than a quorum, or by a majority vote of a committee of Disinterested Directors designated by a majority vote of Disinterested Directors, even though less than a quorum.  If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

10.4                           Certain Remedies.  If a claim under Section 10.1 is not paid in full by the Company within thirty days after a written claim pursuant to Section 10.3 has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the reasonable expense of prosecuting such claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Company) that the claimant has not met the standard of conduct which makes it permissible under the DGCL for the Company to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company.  Neither the failure of the Company (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Company (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

10.5                           Binding Effect.  If a determination shall have been made pursuant to Section 10.3 that the claimant is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to Section 10.4.

10.6                           Validity of this Article.  The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 10.4 that the procedures and presumptions of this Article 10 are not valid, binding and enforceable and shall stipulate in such proceeding that the Company is bound by all the provisions of this Article 10.

10.7                           Nonexclusivity, etc.  The right to indemnification and to the advancement of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article 10 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise.  No repeal or modification of this Article 10 shall in any way diminish or adversely affect the rights of any present or former director or officer of the Company or any predecessor thereof hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

10.8                           Insurance.  The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the DGCL.

10.9                           Indemnification of Other Persons.  The Company may grant rights to indemnification, and rights to the advancement by the Company of expenses incurred in defending any proceeding in advance of its final disposition, to any present or former employee or agent of the Company or any predecessor of the Company to the fullest extent of the provisions of this Article 10 with respect to the indemnification and advancement of expenses of directors and officers of the Company.

10.10                     Severability.  If any provision or provisions of this Article 10 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article 10 (including, without limitation, each portion of any paragraph of this Article 10 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article 10 (including, without limitation, each such portion of any paragraph of this Article 10 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

10.11                     Certain Definitions.  For purposes of this Article 10:

(a)                                “Disinterested Director” means a director of the Company who is not and was not a party to the matter in respect of which indemnification is sought by the claimant and otherwise has no material interest in the matter as determined by the Board.

(b)                               “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner that is experienced in matters of Delaware corporation law and shall include any such person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Company or the claimant in an action to determine the claimant’s rights under this Article 10.  Independent Counsel shall be selected by the Board of Directors.

ARTICLE XI

AMENDMENTS

Subject to Article 8, the Company reserves the right to alter, amend, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, has executed this Certificate of Incorporation the        day of                          200  .

CREDO PETROLEUM CORPORATION

By:
James T. Huffman
Chief Executive Officer

APPENDIX C

BYLAWS

OF

CREDO PETROLEUM CORPORATION

ARTICLE I

OFFICES

The registered office of CREDO Petroleum Corporation (the “Company”) in the State of Delaware will be as provided for in the Certificate of Incorporation of the Company (the “Certificate of Incorporation”).  The Company will have offices at such other places as the Board of Directors may from time to time determine.

ARTICLE II

STOCKHOLDERS

2.1.          Annual Meetings.  The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting will be held on the date and at the time and place, if any, fixed, from time to time, by resolution of the Board of Directors.

2.2.          Special Meetings.  Special meetings of stockholders may be called by those persons authorized to do so in the Certificate of Incorporation.  In the case of a special meeting requested by stockholders, the Board of Directors shall, within 30 days of the Company’s receipt of a duly submitted request for such meeting, set a place, time and date for the meeting, which date shall be not later than 90 days from the date such request is received.

2.3.          Notice of Meeting.  Written notice stating the place, if any, date and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be given not less than ten nor more than sixty days before the date of the meeting, except as otherwise required by law or the Certificate of Incorporation, either personally or by mail, prepaid telegram, telex, facsimile transmission, electronic mail, cablegram or overnight courier, to each stockholder of record entitled to vote at such meeting.  If mailed, such notice will be deemed to be given when deposited in the United States mail, postage prepaid, addressed to the stockholder at the stockholder’s address as it appears on the stock records of the Company.  Notice given by electronic transmission pursuant to this Section shall be deemed given: (1) if by facsimile transmission, when directed to a facsimile telecommunication number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to the electronic mail address at which the stockholder has consented to receive notice; (3) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting, and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder.  An affidavit of the secretary or assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.4.          Waiver.  Attendance of a stockholder of the Company, either in person or by proxy, at any meeting, whether annual or special, will constitute a waiver of notice of such meeting, except where a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  A written or electronic transmission of waiver of notice of any such meeting signed by a stockholder or stockholders entitled to such notice, whether before, at or after the time for notice or the time of the meeting, will be equivalent to notice.  If such waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.  Neither the business to be transacted at, nor the purposes of, any meeting need be specified in any written waiver of notice.

2.5.          Record Date for Meetings.  In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty or fewer than ten days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

2.6.          Notice of Business to be Transacted at Meetings of Stockholders.  No business may be transacted at any meeting of stockholders, including the nomination or election of persons to the Board of Directors, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof) with respect to an annual meeting or a special meeting, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the meeting by any stockholder of the Corporation (1) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.6 and on the record date for the determination of stockholders entitled to vote at such meeting and (2) who complies with the notice procedures set forth in this Section 2.6.  In addition to any other applicable requirements, for business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the Corporation.  The notice procedures set forth in this Section 2.6 shall not be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to, and in compliance with the requirements of, Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”).

(a)           To be timely, a stockholder’s notice to the secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety days nor more than one hundred twenty days prior to the date of the meeting; provided, however, that in the event that public disclosure of the date of the meeting is first made less than one hundred days prior to the date of the meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such public disclosure of the date of the meeting was made.

(b)           To be in proper written form, a stockholder’s notice to the secretary regarding any business other than nominations of persons for election to the Board of Directors must set forth as to each matter such stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) all other ownership interests of such stockholder, including derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities, loans, timed purchases and other economic and voting interests, (v) a description of all other arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (vi) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting.

(c)           To be in proper written form, a stockholder’s notice to the secretary regarding nominations of persons for election to the Board of Directors must set forth (a) as to each proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the nominee and (iv) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) all other ownership interests of such stockholder, including derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities, loans, timed purchases and other economic and voting interests, (iv) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.  Each proposed nominee will be required to complete a questionnaire, in a form to be provided by the Corporation, to be submitted with the stockholder’s notice.  The Corporation may also require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(d)           No business shall be conducted at any meeting of stockholders, and no person nominated by a stockholder shall be eligible for election as a director, unless proper notice was given with respect to the proposed action in compliance with the procedures set forth in this Section 2.6.  Determinations of the chairman of the meeting as to whether those procedures were complied with in a particular case shall be final and binding.

2.7.          Quorum and Adjournment.  Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, the holders of not less than a majority of the shares entitled to vote at any meeting of the stockholders, present in person or by proxy, will constitute a quorum.  If a quorum is not present at any meeting, the chairman of the meeting, or the stockholders, although less than a quorum, may adjourn the meeting to another time and place.  When a meeting is adjourned to another time and place, if any, unless otherwise provided by these Bylaws, notice need not be given of the adjourned meeting if the date, time and place, if any, thereof by which the stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, the stockholders may transact any business that might have been transacted at the original meeting.  A determination of stockholders of record entitled to notice of or vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.  If the adjournment is for more than 30 days or, if after an adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

2.8.          Procedure.  The order of business and all other matters of procedure at every meeting of the stockholders may be determined by the chairman of the meeting.  The chairman of any meeting of the stockholders shall be the chairman of the Board of Directors or, in his or her absence, the most senior officer of the Company present at the meeting.  The secretary of the Company shall act as secretary of all meetings of the stockholders, but, in the absence of the secretary, the presiding officer of the meeting may appoint any person to act as secretary of the meeting.

2.9.          Vote Required.  Except as otherwise provided by law or by the Certificate of Incorporation:

(a)           Directors shall be elected by a plurality in voting power of the shares in person or represented by proxy at a meeting of the stockholders and entitled to vote in the election of directors; and

(b)           Whenever any corporate action other than the election of directors is to be taken, it shall be authorized by a majority in voting power of the shares present in person or represented by proxy at a meeting of stockholders and entitled to vote on the subject matter.

2.10.        Manner of Voting; Proxies.

(a)           At each meeting of stockholders, each stockholder having the right to vote shall be entitled to vote in person or by proxy.  Each stockholder shall be entitled to vote each share of stock having voting power and registered in such stockholder’s name on the books of the Company on the record date fixed for determination of stockholders entitled to vote at such meeting.

(b)           Each person entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after one year from its date, unless the proxy provides for a longer period.  A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power.  Proxies shall be filed with the secretary of the Company prior to the meeting being called to order.  Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute valid means by which a stockholder may grant such authority:

(1)            A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy.  Execution may be accomplished by the stockholder or the stockholder’s authorized officer, director, employee, or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature; and

(2)            A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person or persons who will be the holder of the proxy or to an agent of the proxyholder(s) duly authorized by such proxyholder(s) to receive such transmission; provided, however, that any such telegram, cablegram, or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder.  If it is determined that any such telegram, cablegram, or other electronic transmission is valid, the inspectors or, if there are no inspectors, such other persons making that determination, shall specify the information upon which they relied.

Any copy, facsimile telecommunication, or other reliable reproduction of a writing or electronic transmission authorizing a person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or electronic transmission for any and all purposes for which the original writing or electronic transmission could be used; provided, however, that such copy, facsimile telecommunication, or other reproduction shall be a complete reproduction of the entire original writing or electronic transmission.

2.11.        Conduct of the Meeting.  At each meeting of stockholders, the presiding officer of the meeting shall fix and announce the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting and shall determine the order of business and all other matters of procedure.  The Board of Directors may adopt by resolution such rules, regulations, and procedures for the conduct of the meeting of stockholders as it shall deem appropriate.  Except to the extent inconsistent with any such rules  and regulations adopted by the Board of Directors, the presiding officer of the meeting shall have the right and authority to convene and to adjourn the meeting and to establish rules, regulations, and procedures, which need not be in writing, for the conduct of the meeting and to maintain order and safety.  Without limiting the foregoing, he or she may:

(a)           restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the presiding officer or Board of Directors;

(b)           place restrictions on entry to the meeting after the time fixed for the commencement thereof;

(c)           restrict dissemination of solicitation materials and use of audio or visual recording devices at the meeting;

(d)           adjourn the meeting without a vote of the stockholders, whether or not there is a quorum present; and

(e)           make rules governing speeches and debate, including time limits and access to microphones.

(f)            The presiding officer of the meeting shall act in his or her absolute discretion and his or her rulings shall not be subject to appeal.

2.12.        Inspectors of Election.  The Company may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Company, to act at the meeting or any adjournment thereof and to make a written report thereof.  The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability.  The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Company outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Company represented at the meeting and the validity of proxies and ballots, (iii)  count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Company represented at the meeting and such inspectors’ count of all votes and ballots.  Such certification and report shall specify such other information as may be required by law.  In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Company, the inspectors may consider such information as is permitted by applicable law.  No person who is a candidate for an office at an election may serve as an inspector at such election.

ARTICLE III

DIRECTORS

3.1.          Number.  Subject to the provisions of the Certificate of Incorporation, the number of directors will be fixed from time to time exclusively by resolutions adopted by the Board of Directors.

3.2.          Powers.  The Board of Directors shall exercise all of the powers of the Company except such as are, by applicable law, the Certificate of Incorporation, or these Bylaws, conferred upon or reserved to the stockholders of any class or classes or series thereof.

3.3.          Resignations.  Any director may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or the secretary; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director.  Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein.  Acceptance of such resignation shall not be necessary to make it effective.

3.4.          Regular Meetings.  The Board of Directors shall meet on the same days as the annual meeting of the stockholders, provided a quorum is present, and no notice of such meeting will be necessary in order to legally constitute the meeting.  Regular meetings of the Board of Directors will be held at such times and places as the Board of Directors may from time to time determine.

3.5.          Special Meetings.  Special meetings of the Board of Directors may be called at any time, at any place and for any purpose by the chairman of the board, the chief executive officer, or by a majority of the Board of Directors.

3.6.          Notice of Meetings.  Notice of every meeting of the Board of Directors will be given to each director at his usual place of business or at such other address as will have been furnished by him for such purpose.  Such notice will be properly and timely given if it is (a) deposited in the United States mail not later than the third calendar day preceding the date of the meeting or (b) personally delivered, telegraphed, sent by facsimile or electronic transmission or communicated by telephone at least twenty-four hours before the time of the meeting.  Such notice need not include a statement of the business to be transacted at, or the purpose of, any such meeting.

3.7.          Waiver of Notice.  Attendance of a director at a meeting of the Board of Directors will constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  A written waiver of notice signed by a director or directors entitled to such notice, whether before, at, or after the time for notice or the time of the meeting, will be equivalent to the giving of such notice.

3.8.          Required Vote; Adjournment.  Except as may be otherwise provided by law, the Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at a meeting at which a quorum is present will be deemed the act of the Board of Directors.  Less than a quorum may adjourn any meeting of the Board of Directors from time to time without notice.

3.9.          Participation in Meetings by Telephone.  Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation will constitute presence in person at such meeting.

3.10.        Action Without a Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee.  Any such consent may be in counterparts and will be effective on the date of the last signature thereon unless otherwise provided therein.

3.11.        Fees and Compensation of Directors.  Unless otherwise provided by the Certificate of Incorporation, or these Bylaws, the Board of Directors, by resolution or resolutions, may fix the compensation of directors.  The directors may be reimbursed for their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a director.  Nothing contained in these Bylaws shall preclude any director from serving the Company in any other capacity and receiving compensation therefore.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV

COMMITTEES

4.1.          Designation of Committees.  The Board of Directors may establish one or more committees for the performance of delegated or designated functions to the extent permitted by law, each committee to consist of one or more directors of the Company.  In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified member.

4.2.          Committee Powers and Authority.  Except to the extent otherwise required by law, the Board of Directors may provide, by resolution or by amendment to these Bylaws, that a committee may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Company to the extent the Board of Directors deems it reasonable and appropriate to do so.

ARTICLE V

OFFICERS

5.1.          Number.  The officers of the Company will be appointed or elected by the Board of Directors.  The officers will be a chief executive officer, a president, such number, if any, of executive vice presidents as the Board of Directors may from time to time determine, such number, if any, of vice presidents as the Board of Directors may from time to time determine, a secretary, such number, if any, of assistant secretaries as the Board of Directors may from time to time determine, and a treasurer.  Any person may hold two or more offices at the same time.

5.2.          Additional Officers.  The Board of Directors may appoint such other officers as it may deem appropriate.

5.3.          Term of Office; Resignation.  All officers, agents and employees of the Company will hold their respective offices or positions at the pleasure of the Board of Directors and may be removed at any time by the Board of Directors with or without cause.  Any officer may resign at any time by giving written notice of his resignation to the chief executive officer, the president, or to the secretary, and acceptance of such resignation will not be necessary to make it effective unless the notice so provides.  Any vacancy occurring in any office will be filled by the Board of Directors.

5.4.          Duties.  The officers of the Company will perform the duties and exercise the powers as may be assigned to them from time to time by the Board of Directors or the president and chief executive officer.

5.5.          Salaries.  Subject to any applicable law, regulation or stock exchange rule to which the Company may be subject, the salaries of all officers of the Company shall be fixed by the Board of Directors from time to time, and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Company.

ARTICLE VI

CAPITAL STOCK

6.1.          Certificates.  The shares of capital stock of the Company may be represented by certificates or may be uncertificated.  To the extent required by law, every holder of capital stock of the Company represented by certificates, and upon request, every holder of uncertificated shares, shall be entitled to a certificate representing such shares.  Certificates for shares of stock of the Company shall be issued under the seal of the Company, or a facsimile thereof, and shall be numbered and shall be entered in the books of the Company as they are issued.  Each certificate shall bear a serial number, shall exhibit the holder’s name and the number of shares evidenced thereby, and shall be signed by the chairman of the Board or a vice chairman, if any, or the president, if any, or any vice president, and by the secretary.  Any or all of the signatures on the certificate may be a facsimile.  If any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, the certificate may be issued by the Company with the same effect as if such person or entity were such officer, transfer agent, or registrar at the date of issue.

6.2.          Registered Stockholders.  The Company will be entitled to treat the holder of record of any share or shares of stock of the Company as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has actual or other notice thereof, except as provided by law.

6.3.          Cancellation of Certificates.  All certificates surrendered to the Company will be canceled and, except in the case of lost, stolen or destroyed certificates, no new certificates will be issued until the former certificate or certificates for the same number of shares of the same class of stock have been surrendered and canceled.

6.4.          Lost, Stolen, or Destroyed Certificates.  The Board of Directors or chief executive officer may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact in a form acceptable to the Board of Directors or the chief executive officer by the person claiming the certificate or certificates to be lost, stolen or destroyed.  In its discretion, and as a condition precedent to the issuance of any such new certificate or certificates, the Board of Directors or the chief executive officer may require that the owner of such lost, stolen or destroyed certificate or certificates, or such person’s legal representative, give the Company and its transfer agent or agents, registrar or registrars a bond in such form and amount as the Board of Directors or the chief executive officer may direct as indemnity against any claim that may be made against the Company and its transfer agent or agents, registrar or registrars on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VII

FISCAL YEAR

7.1.          Fiscal Year.  The Company’s fiscal year will end on the 31st of October of each year.

ARTICLE VIII

AMENDMENTS

8.1.          Amendments.  Subject to the provisions of the Certificate of Incorporation, these Bylaws may be altered, amended, or repealed at any annual meeting of the stockholders or at any special meeting of the stockholders duly called for that purpose by a majority vote of the shares represented and entitled to vote at such meeting.  Subject to the laws of the State of Delaware, the Certificate of Incorporation and these Bylaws, the Board of Directors may amend these Bylaws or enact such other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Company.

ARTICLE IX

MISCELLANEOUS

9.1.          Books and Records.

(a)           Any books or records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method; provided, however, that the books and records so kept can be converted into clearly legible paper form within a reasonable time.  The Company shall so convert any books or records so kept upon the request of any person entitled to inspect such records pursuant to the Certificate of Incorporation, these Bylaws, or the provisions of Delaware law.

(b)           It shall be the duty of the secretary or other officer of the Company who shall have charge of the stock ledger to prepare, or have prepared, and make, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the stockholder’s name.  Nothing contained in this subsection (b) shall require the Company to include electronic mail addresses or other electronic contact information on such list.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting during ordinary business hours, at the principal place of business of the Company.  At the meeting, the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  The stock ledger shall be the only evidence of the identity of the stockholders entitled to examine such list.

(c)           Except to the extent otherwise required by law, the Certificate of Incorporation, or these Bylaws, the Board of Directors shall determine from time to time whether and, if allowed, when and under what conditions and regulations the stock ledger, books, records, and accounts of the Company, or any of them, shall be open to inspection by the stockholders and the stockholders’ rights, if any, in respect thereof.  Except as otherwise provided by law, the stock ledger shall be the only evidence of the identity of the stockholders entitled to examine the stock ledger and the books, records, or accounts of the Company.

9.2.          Voting Shares in Other Business Entities.  Any officer of the Company designated by the Board of Directors may vote any and all shares of stock or other equity interest held by the Company in any other corporation or other business entity, and may exercise on behalf of the Company any and all rights and powers incident to the ownership of such stock or other equity interest.

9.3.          Record Date for Distributions and Other Actions.  In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution, or allotment of any rights, or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of capital stock, or for the purpose of any other lawful action, except as may otherwise be provided in these Bylaws, the Board of Directors may fix a record date.  Such record date shall not precede the date upon which the resolution fixing such record date is adopted, and shall not be more than sixty days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

9.4.          Electronic Transmission.  For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

9.5.          Certificate of Incorporation.  Notwithstanding anything to the contrary contained herein, if any provision contained in these Bylaws is inconsistent with or conflicts with a provision of the Certificate of Incorporation, such provision of these Bylaws shall be superseded by the inconsistent provision in the Certificate of Incorporation to the extent necessary to give effect to such provision in the Certificate of Incorporation.

PROXY	CREDO PETROLEUM CORPORATION	PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Shareholders to be Held on March 26, 2009.

The Company’s Notice, Proxy Statement and Annual Report to Stockholders are available at http://www.credopetroleum.com.

In addition, and in accordance with SEC rules, you may also access the Notice and Proxy Statement and vote via the Internet at http://www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

The undersigned shareholder of Credo Petroleum Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held March 26, 2009, at 2:30 p.m., MDT, at the Brown Palace Hotel, 321 Seventeenth Street, Denver, Colorado 80202, and hereby appoints Oakley Hall or William F. Skewes, or either of them, as Proxy, with the power of substitution, to vote all the shares of the undersigned at said Annual Meeting of Shareholders and at all adjournments thereof, hereby ratifying and confirming all that said Proxy may do or cause to be done by virtue thereof.  The above named Proxy is instructed to vote all of the undersigned’s shares as follows:

1.	Election of Director:	☐	FOR the Class II nominees (except as marked to the contrary below)
		☐	WITHHOLD AUTHORITY to vote for the Class II nominees listed below

INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.

James T. Huffman	Clarence H. Brown	W. Mark Meyer

2.	Proposal to ratify appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for fiscal 2009:

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Proposal to approve re-incorporation of the Company under the laws of the State of Delaware:

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

Dated this day of , 2009.

Signature

Signature

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder must sign. Executors, trustees and other fiduciaries should so indicate when signing.